QUEENS ROAD SMALL CAP VALUE FUND
QUEENS ROAD VALUE FUND

Each a Series of Bragg Capital Trust

Supplement dated December 21, 2011

To Prospectus and Statement of Additional Information dated September 28, 2011

Effective December 1, 2011, UMB Fund Services, Inc., located at 803 West Michigan Street, Milwaukee, WI, 53233 (“UMBFS”) entered into an agreement with Bragg Capital Trust (the "Trust"), on behalf of Queens Road Small Cap Value Fund and Queens Road Value Fund (each, a “Fund” and together, the “Funds”), pursuant to which UMBFS began serving as administrator and fund accountant for each Fund, replacing Bragg Financial Advisors, Inc. (“BFA”) as the administrator to each Fund and Mutual Shareholder Services, LLC (“MSS”) as the accountant for each Fund.  All references to BFA as administrator of each Fund and MSS as the accountant to each Fund in the Prospectus and Statement of Information (the “SAI”) are hereby replaced.

Furthermore, the paragraphs captioned “Fund Accountant” and “Administrator” included in the section of the SAI entitled “Other Service Providers” hereby are replaced with the following:

Administrator and Fund Accountant

UMB Fund Services, Inc. (“UMBFS”), 803 West Michigan Street, Milwaukee, WI, 53233, has entered into an Administration and Fund Accounting Agreement with the Trust (the “Administration Agreement”).  The Administration Agreement became effective on December 1, 2011 and will remain in effect for an initial period of two years from its effective date, and will continue in effect for successive twelve-month periods provided that such continuance is specifically approved at least annually by a majority of the Board of Trustees.  The Agreement is terminable by the Board of Trustees or UMBFS on 90 days written notice and may be assigned by either party, provided that the Trust may not assign this agreement without the prior written consent of UMBFS.

Pursuant to the terms of the Administration Agreement, UMBFS provides the Trust with certain administrative services on behalf of each Fund, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance of, the Funds’ independent contractors and agents; arranging for the computation of performance data, including net asset value and yield; arranging for the maintenance of books and records of each Fund; compile data for and prepare with respect to the Funds timely notices to the Securities and Exchange Commission required pursuant to Rule 24f-2 under the 1940 Act and Semi-Annual Reports on Form N-SAR; and providing, at their own expense, office facilities, equipment and personnel necessary to carry out their duties.  In this capacity, UMBFS does not have any responsibility or authority for the management of either Fund, the determination of investment policy, or for any matter pertaining to the distribution of the shares of either Fund.  The Administration Agreement provides that UMBFS shall not be liable for any error of judgment or mistake of law or for any loss suffered by either the Trust or any Fund, except for losses resulting from a the willful misfeasance, bad faith or negligence of UMBFS in the performance of its duties or from reckless disregard by it of its obligations and duties under the Administration Agreement.

As compensation for its services, the Funds pay UMBFS an administration fee payable monthly as a percentage of the Funds’ average daily net assets, subject to certain minimums and out of pocket reimbursements.

UMBFS also acts as the transfer agent for each Fund pursuant to a separate agreement.

Because the Trust only recently entered into the Administration Agreement, neither Fund has paid any fees to UMBFS as of the date of this supplement to the SAI.

Effective December 19, 2011, UMBFS also began serving as the transfer agent for each Fund, replacing Mutual Shareholder Services, LLC (“MSS”).  All references to MSS as the transfer agent of the Funds in the Prospectus and SAI are hereby replaced.

Furthermore, the paragraph captioned “Initial Purchase” in the section of the Prospectus entitled “Shareholder Information” hereby is replaced as follows:

Initial Purchase

The initial purchase may be made by check or by wire in the following manner:

By Check

You should  complete and sign the account application which accompanies this Prospectus, and send it along with a check for the initial investment payable to the Queens Road Value Fund or Queens Road Small Cap Value Fund to:

Regular Mail
UMB Fund Services, Inc.
P.O. Box 2175
Milwaukee, WI  53201

Overnight Delivery
UMB Fund Services, Inc.
803 West Michigan Street
Milwaukee, Wisconsin 53233-2301

Please include on your check the name of the Fund you are investing in:

Queens Road Value Fund
-or-
Queens Road Small Cap Value Fund

By Wire

In order to expedite the investment of funds, you may advise your bank or broker to transmit funds via Federal Reserve Wire System to:

UMB Bank, N.A.
ABA #101000695
A/C: 9871996352
f/b/o Queens Road Value Fund
-or-
f/b/o Queens Road Small Cap Value Fund

Your name and account number (if available) should also be provided. Your bank may charge a fee for the wire transfer of funds, which is your responsibility.

In addition, all shareholder inquiries regarding either Fund, including any requests for copies of the Funds’ SAI, should be directed to:

UMB Fund Services, Inc.
803 West Michigan Street
Milwaukee, Wisconsin 53233-2301

Furthermore, the paragraph captioned “Transfer Agent” included in the section of the SAI entitled “Other Service Providers” hereby is replaced with the following:

Transfer Agent

The Trust, on behalf of Each Fund, has entered into a Transfer Agent Agreement ("Transfer Agent Agreement") with UMBFS, pursuant to which UMBFS has agreed to act as the Funds’ transfer, redemption and dividend disbursing agent (the “Transfer Agent”).  As such, the Transfer Agent maintains the Funds' official records of shareholders and is responsible for crediting dividends to shareholders' accounts.  In consideration for such services, the Transfer Agent receives from the Advisor on behalf of each Fund an annual fee, paid monthly, computed as a base rate plus a per open account charge.  The Trust reserves the right to change its transfer, redemption and dividend distributing agent at any time, subject to the terms of the Transfer Agent Agreement.

 Because the Trust only recently entered into the Transfer Agent Agreement, the Advisor has not paid any fees to the Transfer Agent as of the date of this supplement to the SAI.

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You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information each dated September 28, 2011, which provide information that you should know about the Funds before investing.  These documents are available upon request and without charge by calling the Funds toll-free at (800) 595-3088 and by visiting www.queensroadfunds.com .  You should retain this Supplement for future reference.